                                                                      EXHIBIT 21

                        SUBSIDIARIES OF THE CORPORATION

    Following is a list of subsidiaries of the Corporation as of December 31,
1995.
                                                                          STATE OR OTHER
                                                                          JURISDICTION OF
                       SUBSIDIARY                                          INCORPORATION
                       ----------                                         ---------------
Boatmen's First National Bank of Kansas City............................  United States
Boatmen's Bank of Southern Missouri.....................................  Missouri
The Boatmen's National Bank of St. Louis................................  United States
Boatmen's National Mortgage, Inc........................................  Tennessee
Boatmen's National Bank of Boonville....................................  United States
Boatmen's Osage Bank....................................................  Missouri
Boatmen's National Bank of Cape Girardeau...............................  United States
Boatmen's National Bank of Central Illinois.............................  United States
Boatmen's National Bank of Charleston...................................  United States
Boatmen's Credit Card Bank..............................................  New Mexico
Boatmen's Bank of Franklin County.......................................  Illinois
Boatmen's Bank of Kennett...............................................  Missouri
Boatmen's National Bank of Lebanon......................................  United States
Boatmen's Bank of Marshall..............................................  Missouri
Boatmen's Bank of Mid-Missouri..........................................  Missouri
Boatmen's Bank of South Central Illinois................................  Illinois
Boatmen's First National Bank of Oklahoma...............................  United States
Boatmen's Bank of Pulaski County........................................  Missouri
Boatmen's Bank of Quincy................................................  Illinois
Boatmen's River Valley Bank.............................................  Missouri
Boatmen's Bank of Rolla.................................................  Missouri
Boatmen's Bank of Southwest Missouri....................................  Missouri
Boatmen's Bank of Tennessee.............................................  Tennessee
Boatmen's Bank of Troy..................................................  Missouri
Boatmen's Bank of Vandalia..............................................  Missouri
Boatmen's First National Bank of West Plains............................  United States
Superior Federal Bank, F.S.B............................................  United States
Boatmen's Arkansas, Inc.................................................  Arkansas
Worthen Financial Corporation...........................................  Arkansas
Boatmen's National Bank of Arkansas.....................................  United States
Boatmen's National Bank of Austin.......................................  United States
Boatmen's National Bank of Batesville...................................  United States
Boatmen's National Bank of Conway.......................................  United States
Boatmen's National Bank of Hot Springs..................................  United States
Boatmen's National Bank of Newark.......................................  United States
Boatmen's National Bank of North Central Arkansas.......................  United States
Boatmen's Bank of Northeast Arkansas....................................  Arkansas
Boatmen's National Bank of Northwest Arkansas...........................  United States
Boatmen's National Bank of Pine Bluff...................................  United States
Boatmen's National Bank of Russellville.................................  United States
Boatmen's National Bank of South Arkansas...............................  United States
Boatmen's Bancshares of Iowa, Inc.......................................  Iowa
Boatmen's Bank Iowa, N.A................................................  United States
Boatmen's Bank of Fort Dodge............................................  Iowa
Boatmen's Bank of North Iowa............................................  Iowa

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
                                                                          STATE OR OTHER
                                                                          JURISDICTION OF
                       SUBSIDIARY                                          INCORPORATION
                       ----------                                         ---------------
Boatmen's National Bank of Northwest Iowa...............................  United States
Boatmen's Building Corporation of Iowa, Inc.............................  Iowa
FKF, Inc................................................................  Iowa
Boatmen's Illinois, Inc.................................................  Missouri
Boatmen's Kansas, Inc...................................................  Kansas
Boatmen's Bank of Kansas................................................  Kansas
Boatmen's Texas, Inc....................................................  Missouri
Boatmen's First National Bank of Amarillo...............................  United States
Boatmen's Oklahoma, Inc.................................................  Missouri
Boatmen's Sunwest, Inc..................................................  New Mexico
Sunwest Bank of Albuquerque, N.A........................................  United States
Sunwest Bank of Clovis, N.A.............................................  United States
Sunwest Bank of Farmington..............................................  New Mexico
Sunwest Bank of Gallup..................................................  New Mexico
Sunwest Bank of Grant County............................................  New Mexico
Sunwest Bank of Hobbs, N.A..............................................  United States
Sunwest Bank of Las Cruces, N.A.........................................  United States
Sunwest Bank of Raton, N.A..............................................  United States
Sunwest Bank of Rio Arriba, N.A.........................................  United States
Sunwest Bank of Roswell, N.A............................................  United States
Sunwest Bank of Santa Fe................................................  New Mexico
Sunwest Texas, Inc......................................................  New Mexico
Sunwest Bank of El Paso.................................................  Texas
Founders Bancorporation, Inc............................................  Oklahoma
Boatmen's Insurance Agency, Inc.........................................  Missouri
Boatmen's Life Insurance Company........................................  Missouri
Boatmen's Trust Company.................................................  Missouri
Boatmen's Trust Company of Texas........................................  Texas
Boatmen's Trust Company of Illinois.....................................  Illinois
Boatmen's Trust Company of Oklahoma.....................................  Oklahoma
Boatmen's Community Development Corporation.............................  Missouri
Boatmen's Service Company, Inc..........................................  Missouri

    The Corporation's subsidiaries do business only under their names as listed above.

    The Corporation's indirect subsidiaries not listed, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary at December 31, 1995.